UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant To

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2013

CUBESMART

CUBESMART, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland (CubeSmart)	001-32324	20-1024732
Delaware (CubeSmart, L.P.)	000-54662	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

460 E. Swedesford Road, Suite 3000

Wayne, Pennsylvania 19087
(Address of Principal Executive Offices)

(610) 293-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2013, our Board of Trustees appointed Christopher P. Marr, currently our President, Chief Operating Officer and Chief Investment Officer, as President and Chief Executive Officer.  Mr. Marr will assume this role on January 1, 2014, effective upon the previously announced retirement of Dean Jernigan, our current Chief Executive Officer, on December 31, 2013.

In connection with Mr. Marr’s appointment as President and Chief Executive Officer, our Board of Trustees determined to modify the terms of Mr. Marr’s employment with us, effective January 1, 2014, and to appoint Mr. Marr to our Board effective upon commencement of his new role.

The material modifications to Mr. Marr’s employment terms include: (i) an increase in his base salary to $500,000, (ii) an increase in his target annual incentive compensation opportunity to 100%, (iii) a long-term incentive compensation award target of $750,000 for 2014 and (iv) a one-time $500,000 promotion award in the form of time-vested restricted common shares or unit equivalents that will be scheduled to vest ratably on January 1 of 2015, 2016 and 2017, subject to earlier vesting upon death, disability, termination without cause or resignation for good reason.  The modifications will also provide for a severance benefit computed as a multiple of salary and annual bonus (with the multiple being two times in a non-change of control context and three times in a change of control context).

The modifications to Mr. Marr’s employment terms will be memorialized in a written agreement that will be adopted by the Board at a future meeting and disclosed in a future regulatory filing.

Mr. Marr, 48, has served as our President, Chief Operating Officer and Chief Investment Officer since November 2008. Mr. Marr served as our Chief Financial Officer from June 2006 to November 2008.  Mr. Marr was Senior Vice President and Chief Financial Officer of Brandywine Realty Trust, a publicly-traded office REIT, from August 2002 to June 2006. Prior to joining Brandywine Realty Trust, Mr. Marr served as Chief Financial Officer of Storage USA, Inc., a publicly-traded self-storage REIT, from 1998 to 2002.

On February 20, 2013, the Company issued a press release regarding the appointment of Mr. Marr as the Company’s President and Chief Executive Officer.  A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

Date: February 20, 2013

	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Senior Vice President, Chief Legal Officer & Secretary

CUBESMART, L.P.

By: CubeSmart, its general partner

Date: February 20, 2013

	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Senior Vice President, Chief Legal Officer & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 20, 2013